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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8 - K


                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): January 17, 2002




                           NATIONAL STEEL CORPORATION

             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)



              1-983                                       25-0687210
     (Commission File Number)                  (IRS Employer Identification No.)



4100 Edison Lakes Parkway, Mishawaka, IN                  46545-3440
 (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:       219-273-7000

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ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE

National Steel Corporation issued a press release on January 17, 2002 announcing that it had entered into an Option Agreement dated as of January 16, 2002 with United States Steel Corporation, NKK Corporation, NKK U.S.A. Corporation and NUF LLC. A copy of the Option Agreement is attached hereto as Exhibit 10-A and the press release is attached hereto as Exhibit 99.1.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 10-A Option Agreement dated as of January 16, 2002 among National Steel Corporation, United States Steel Corporation, NKK Corporation, NKK U.S.A. Corporation, and NUF LLC, together with the exhibits thereto.
Exhibit 99.1   Press release dated January 17, 2002.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   NATIONAL STEEL CORPORATION

Date:  January 17, 2002            By:  /s/ Kirk A. Sobecki
                                      ------------------------------------------
                                        Kirk A. Sobecki
                                        Vice President and Corporate Controller

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                                  EXHIBIT INDEX
                                  -------------

         Exhibit No.         Description
         ----------          -----------

         10-A Option Agreement dated as of January 16, 2002 among National Steel Corporation, United States Steel Corporation, NKK Corporation, NKK U.S.A. Corporation and NUF LLC, together with the exhibits thereto.

         99.1                Press release dated January 17, 2002.